Exhibit 99.1

THE MEDICINES COMPANY BUILDING THE GLOBAL LEADER IN ACUTE AND INTENSIVE CARE MEDICINE Update for Investors December 17th – 20th 2012

Notices Forward looking statements Statements contained in these slides about The Medicines Company (the “Company”), the Company's products and product candidates, the timing of clinical trial results, regulatory submissions, product or indication launches, the Company’s future financial and operating results, and future opportunities for the Company, that are not purely historical, and all other statements that are not purely historical, may be deemed to be forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, the words "believes", "anticipates", "plans", "expects", "intends", "potential", "estimates" , "outlook" and similar expressions are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Important factors that may cause or contribute to such differences include the extent of the commercial success of the Company’s products and, upon approval, its product candidates; the Company’s ability to develop its global operations and penetrate foreign markets; whether the Company's products will advance in the clinical trials process on a timely basis or at all; whether the Company will make regulatory submissions for its products and product candidates on a timely basis; whether its regulatory submissions will receive approvals from regulatory agencies on a timely basis or at all, including approvals for Ionsys and for Recothrom in jurisdictions other than the United States and Canada; whether physicians, patients and other key decision makers will accept clinical trial results; risks related to the Company’s dependence on Bristol-Myers Squibb to manufacture and supply Recothrom products during the collaboration term; the Company’s ability to successfully manufacture Recothrom products after it completes the acquisition of the manufacturing assets; the ability of Bristol-Myers Squibb and the Company and Incline and the Company to complete the transactions; the ability of the Company to obtain third-party consents necessary for the transfer of the acquired assets; the ability of the Company to successfully integrate the Recothrom and Incline businesses with its other businesses; the ability of the Company to retain certain key employees in the transactions; the conditions to the completion of the transactions, including the receipt of certain consents required in connection with the transactions that may not be obtained on the terms expected or on the anticipated schedule, including without limitation approval of the transactions under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transactions; and such other factors as are set forth in the risk factors detailed from time to time in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission including, without limitation, the risk factors detailed in the Company's Quarterly Report on Form 10-Q filed on November 9, 2012, which are incorporated herein by reference. The Company specifically disclaims any obligation to update these forward-looking statements. Non GAAP financial measures The Company believes that presenting the non-GAAP information contained in this presentation assists investors and others in gaining a better understanding of the Company’s core operating results. Management uses this non-GAAP information, in addition to the GAAP information, as the basis for measuring the Company’s core operating performance and comparing such performance to that of prior periods and to the performance of its competitors. Such measures are also used by management in its financial and operating decision-making. Non-GAAP information is not meant to be considered superior to or a substitute for the Company’s results of operations prepared in accordance with GAAP. A reconciliation of non-GAAP measures referred to in this presentation is provided in the Investor Relations section of the Company’s website at www.themedicinescompany.com.

Contents Last week MDCO announced two significant transactions for growth PART I SUMMARY PART II BACKGROUND | RATIONALE | PROCESS Our focus on acute | intensive hospital medicine remains constant Building an acute | intensive care portfolio Progress since 2010 8 10 12 PART III STRATEGIC FIT Criteria for innovation Recothrom® Ionsys® 14 15 18 PART IV OPERATING LEVERAGE MDCO a leading hospital company – adding human talent with these deals 26 PART V DE-RISKED STRUCTURES Low development risk and structured financial arrangements reduce early exposure Both assets have favorable risk profiles 28 29 PART VI EFFECTIVELY TIMED REVENUE, CASH-FLOW AND EARNINGS GROWTH Accretion and growth over the short and long term 31 PART VII PRINCIPLES OF INTEGRATION – MOVING FORWARD PART VIII SUMMARY AND IMMEDIATE STEPS

SUMMARY

Summary

What did we acquire…?

Two potentially segment-leading assets in the acute | intensive care surgical market. Anticipated closing 1Q13. Subject to regulatory review.

Bristol Myers Squibb's - Recothrom®
License & option to purchase rights | selected assets

Bristol-Myers Squibb

RECOTHROM®
THROMBIN, TOPICAL
(RECOMBINANT)



RECOTHROM

Recombinant human thrombin & applicators
Topical aid to hemostasis in surgery

Marketed in the United States and Canada

Estimated net revenue in 2012 ~$70M; growing

Worldwide rights (not yet approved ex-US)

Exclusivity in US to 2020 | Ex-US 10y data excl.

Approximately 85 associates

Incline Therapeutics' – Ionsys®
Incline becomes wholly owned subsidiary of MDCO

incline
THERAPEUTICS



Iontophoretic delivery system for fentanyl
Transdermal patient controlled analgesia

Pre-sNDA – anticipated launch in 2014

Estimated peak net revenue >$800M p.a.

Worldwide rights (launched & withdrawn in EU)

Worldwide patent estate to 2024 | 2031

Approximately 27 associates

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MDCO: Building the Global Leader in Acute and Intensive Care Medicine | Investor Update

December 17-18th 2012

Summary What did we pay...? Total of $300M cash upfront. Both deals include downstream payments if products are successful Upfront collaboration payment $105M Upfront option fee $10M Tiered royalties for 2 years Double digit % Purchase price based on 2013-14 sales nd Total purchase price estimate 3.0 – 3.2x 2012 net revenue Bristol Myers Squibb’s - Recothrom® License & option to purchase rights | selected assets Upfront consideration $185M Earn out contingent milestone payments US approval nd EU approval nd Japanese partnership nd Net sales attainment (2 tranches) nd Total earn out consideration $205M Total purchase price estimate $390M Incline Therapeutics’ – Ionsys® Incline becomes wholly owned subsidiary of MDCO nd = not disclosed

Summary What growth and financial consequences do we foresee from these deals...? Accretion | dilution Recothrom® deal is expected to be accretive to earnings in 2013 Incline Therapeutics deal is expected to be modestly dilutive for 2013-14 Combined the deals are neutral to slightly negative on a 2013 cash-flow basis Sustainable, attractive, revenue and – because these new products fit an established commercial channel – earnings growth These new products have the potential to drive immediate and long-term growth Accelerate near-term revenue growth “Fill the gap” around 2019 when Angiomax® US exclusivity is anticipated to become shared Potential for long-term exclusivity and continued growth of Ionsys beyond 2024 based on recently granted IP Non-risk adjusted revenue estimates for 2013 - 2025 Illustrative company estimates including all products in current portfolio New products are Recothrom® and Ionsys®

BACKGROUND | RATIONALE | PROCESS

Implementation of strategy

Our focus on acute | intensive hospital care remains constant

Strategy articulated since 2006

Expected to create significant value for shareholders

Purpose

To save lives, alleviate suffering and improve the economic efficiency of the ~2,500 leading acute | intensive care hospitals in the world

Vision

To become the leading provider of solutions for acute | intensive care hospitals worldwide, specifically focused on improving health and economic outcomes:

- Acute cardiac events
- Neuro-intensive care
- Life-threatening infection
- Trauma
- Major surgery

Goals

To deliver industry-leading metrics for:

- Value to hospital customers
- Acute | intensive care portfolio depth and breadth
- People performance
- Financial performance

Worldwide 68M deaths projected in 2030

Among top-5 causes	Deaths (M)	(%)
Coronary artery disease	9.6	(14.2)
Stroke	8.2	(12.1)
Acute exacerbation of COPD	5.8	(8.6)
Pneumonia	2.6	(3.8)
Road traffic accidents	2.4	(3.6)

World Health Organization

~80% of acute care delivered in ~2,500 hospitals


450
2548
212
41
367
103
175
1200
Top tier
Second tier
USA
D | F | I | UK | NL | CH
E | Pl | Be | Cz China | India | Brazil | Canada | Australia
A | Sw No | Dk Fi | Tk Hu | Gr UAE
Japan
Total

MDCO | McKinsey

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MDCO: Building the Global Leader in Acute and Intensive Care Medicine | Investor Update

December 17-18th 2012

Implementation of strategy

Our focus on acute | intensive hospital care remains constant

Scope of business development activities since 2006: more than 500 assets reviewed



I Anchor business in PCI
II Adjacent business
III
IV
Potential expansion categories
IV TRLIV Liver Transplant
IV TRINT Intestine Transplant
II POSTO Post Op Recovery
III PM Pain manage-ment
III TRLUN Lung Transplant
III HDIA Hemo-dialysis
IV TRKID Kidney Transplant
IV TRPAN Pancreas Transplant
PET PET Scan Imaging
II STRK Stroke care unit
II NEURS Neurosurg. unit
II ANEST Anesthesia
II TRHRT Heart Transplant
III TRHLU Heart/LungTransplant
IV Kidney Pancreas Transplant
IV BMT Bone Marrow Transplant
MRI Magnetic Resonance Imaging
CTSCA Computer. Tomograph Imaging
II CCATH Diagnostic+ EP Cardiac Cathlab
I ANGIO PCI
II OHSUR Open Heart Surgery
II CARDS CV Surgical Care
IV BURN Burn Care
III TRAUM Trauma Center
II EMERG Emergency Department
II CCU Cardiac Care Unit
II ICU Intensive Care Unit
PHARM Pharmacy Services
BBANK Blood Bank
IV NICU Neonatal Int. Care
IV TRAUM Trauma Center Ped
III OB Obstetrics
ULTSD Ultrasound imaging
ECARD ECG diagnostics
Dr.I Diagnostic isotope. imaging

Source: Verispan; MDCO analysis

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MDCO: Building the Global Leader in Acute and Intensive Care Medicine | Investor Update

December 17-18th 2012

Implementation of strategy

Building an acute | intensive care portfolio

Twenty assets acquired or invested-in

Name	Route	Class	Patients	Stage	Launch (e = est.)	2012 sales (estimated)	Peak sales (estimated)
Angio(ma)x® (bivlairudin)	Injectable	Thrombin inhibitor anticoagulant	Patients undergoing percutaneous coronary interventions	Marketed in US, Europe, India, Austr.	2001	$530-535M	$750M
Recothrom®	Topical	Thrombin sealant	Patients undergoing surgery	US	2006	$70M	$100-115M+
Cleviprex® 12h (clevidipine)	Injectable	L-calcium channel antagonist	Patients with hypertension when oral agents are not feasible or desirable	US	2012	$3M	$200M
RTU Argatroban	Injectable	Thrombin inhibitor anticoagulant	Patients with or at risk of HIT-HITTS	US	2011	$5M	tbd
10 generics	Injectable	Various	Various	Pre-launch	2013e		tbd
Ionsys®	Transdermal	Opioid analgesic	Patients undergoing surgery	Approved, not launched	2014e		$800M+
MDCO157 clopidogrel IV	Injectable	Platelet inhibitor anticoagulant	Patients undergoing percutaneous coronary interventions	Phase III	2014e		$100M
Cangrelor	Injectable	Platelet inhibitor anticoagulant	Patients undergoing percutaneous coronary interventions or bridge to surgery	Phase III	2014e		$450M
Oritavancin	Injectable	Gram positive antibiotic	Patients with ABSSSI Subsequent indications	Phase III	2014e		$400M
MDCO216 ApoA-I Milano	Injectable	Reverse cholesterol transport agent	Patients with high risk ACS	Phase I	2019e		tbd
Annovation investment	Inhaled	Anesthetics	Surgery	Phase 0	2017e		tbd

page 11 MDCO: Building the Global Leader in Acute and Intensive Care Medicine | Investor Update December 17-18th 2012

Implementation of strategy

Building an acute | intensive care portfolio

Assets can serve similar audiences – interventional cardiology, surgery, emergency room, perioperative care

Name	Route	Class	Patients	Principal audience
Angio(ma)x® (bivlairudin)	Injectable	Thrombin inhibitor anticoagulant	Patients undergoing percutaneous coronary interventions	Interventional cardiology
Recothrom®	Topical	Thrombin sealant	Patients undergoing surgery	Surgery
Cleviprex® 12h (clevidipine)	Injectable	L-calcium channel antagonist	Patients with hypertension when oral agents are not feasible or desirable	Surgery | Emergency room | Perioperative care
RTU Argatroban	Injectable	Thrombin inhibitor anticoagulant	Patients with or at risk of HIT-HITTS	Surgery | Perioperative care
10 generics	Injectable	Various	Various	Surgery | Emergency room | Perioperative care
Ionsys®	Transdermal	Opioid analgesic	Patients undergoing surgery	Surgery | Perioperative care
MDCO157 clopidogrel IV	Injectable	Platelet inhibitor anticoagulant	Patients undergoing percutaneous coronary interventions	Interventional cardiology
Cangrelor	Injectable	Platelet inhibitor anticoagulant	Patients undergoing percutaneous coronary interventions or bridge to surgery	Interventional cardiology | Surgery | Perioperative care
Oritavancin	Injectable	Gram positive antibiotic	Patients with ABSSSI Subsequent indications	Surgery | Emergency room | Perioperative care
MDCO216 ApoA-I Milano	Injectable	Reverse cholesterol transport agent	Patients with high risk ACS	Interventional cardiology
Annovation investment	Inhaled	Anesthetics	Surgery	Surgery

page 12 MDCO: Building the Global Leader in Acute and Intensive Care Medicine | Investor Update December 17-18th 2012

Implementation of strategy Progress since 2010 2010 3Q - Angiomax® US exclusivity period clarified Reaffirmed growth strategy 2012 3Q - raised $275M in convertible debt offering. End 3Q 2012, $535M Before these deals -- we expected to end the year 2012 at $560-$565M cash in hand 2012 2Q - reinforced depth and breadth of our New Business Ventures team Added to our expertise in surgical medicine, devices and deal execution 2012 2Q - reaffirmed criteria for business development targets Strategic fit: Acute or intensive care assets with authentic potential to create value for hospitals Operating leverage: Fit in our existing commercial channel and third party manufacturing feasible De-risked: Late stage or marketed | back-ended financial structures | reasonable overall consideration Effective timing: Growing assets, non-dilutive, providing opportunities to sustain growth beyond 2019 Recothrom® and Ionsys® appeared almost simultaneously earlier this year Both of these deals fulfill all of our key criteria in even the strictest sense We pursued both with the intention of acquiring both

III STRATEGIC FIT

Strategic fit Criteria for innovation All of our criteria for a fit with our growing business were met for both products Criteria Recothrom® Ionsys® Overlapping institutions from our global target list 100% with Cleviprex® 100% with Cleviprex® Worldwide rights Yes Yes Effectiveness data available Yes – and approved on that basis Yes – once approved on that basis Safety advantage potential Low antigenic potential Reduced risk of medication errors Dosage and administration characteristics Range of application tools and methods Unique and highly innovative system Quality and manufacturing established Established supply chain with track record Revisions made to original engineering Risk-benefit criteria met Competitive Disruptive Cost-performance ratio potentially dominant Reduced potential cost of IMC Reduced medical errors and complexity Marketability profile favorable Winning market share since launch Strong original launch in Europe Exclusivity US exclusivity 2020 (biologic) US patents 2024 - 2031

Strategic fit

Recothrom®

Recothrom is a topical hemostat used as an aid to hemostasis to help control oozing blood and mild bleeding during surgical procedures. It is a recombinant version of the human blood-clotting protein thrombin (coagulation Factor Iia)

- Provides an effective and safe alternative to other thrombin products that are derived from bovine (cattle) plasma or pooled human plasma
- Very low immunogenicity and is inherently free of the risk of transmitting blood born pathogens
- Lyophilized powder dissolved in saline and either combined with an absorbable gelatin sponge or sprayed directly onto the surface
- The BLA for Recothrom was approved by the FDA on January 17, 2008

RECOTHROM®
THROMBIN, TOPICAL
(RECOMBINANT)

Previously marketed in the US by BMS and in Canada by Bayer HealthCare

- In March 2012, Bayer notified BMS of its intention to return all Recothrom product rights to BMS
- All rights in Canada are included in the scope of the Transaction


5,000 units
RECOTHROM

Recothrom uses a patent-protected two-step process to purify the active ingredient rThrombin from recombinant human prethrombin-1 (rPrethrombin)

- Process is complex - uses a highly potent proprietary enzyme activator, making it challenging to replicate

US market exclusivity through early 2020

page 16 MDCO: Building the Global Leader in Acute and Intensive Care Medicine | Investor Update December 17-18th 2012

Strategic fit Recothrom® Topical hemostats are biologic pharmaceuticals and medical devices that are used to control diffuse raw surface, oozing venous, bone, and suture needle-hole bleeding Topical hemostats are divided into four classes and each has around $200M in sales in the US market: Mechanical Absorbable gelatin sponge Collagen Cellulose polysaccharide Microspheres Active hemostats Bovine thrombin Pooled human plasma thrombin Recombinant thrombin Flowable hemostats Gelatin matrix Gelatin matrix plus thrombin Fibrin sealants Pooled plasma derived fibrinogen and thrombin Active hemostats market Competitors to Recothrom are Thrombin-JMI, marketed by Pfizer, Inc., a bovine pooled plasma thrombin, and Evithrom, marketed by Ethicon, Inc., a human pooled plasma thrombin US sales of topical thrombin products was $205 million in 2011 Topical thrombin usage has experienced downward price pressures in recent years due to competition Thrombin JMI maintains about 60% of the topical thrombin market as of 2011, but Recothrom’s market share has increased from 3% in 2008 to an estimated 35% in 2012

Strategic fit

Recothrom®

A range of presentations offer growth opportunities



Absorbable gelatin sponge
- Gelfoam® sponge
- Surgifoam® sponge



Absorbable gelatin matrix
- Surgiflo® hemostatic matrix



Absorbable gelatin powder
- Surgifoam® powder
- Gelfoam® powder



Pump spray device



Single spray device

New development potential – e.g.
- Pad
- Minimally invasive
- Flowable

page 18

MDCO: Building the Global Leader in Acute and Intensive Care Medicine | Investor Update

December 17-18th 2012

Strategic fit Ionsys® Post-operative pain product competing in the current ~$6B US/EU/Japan market Compact, needle-free, disposable patient controlled analgesia Late stage with US approval anticipated in Q1 2014 Peak revenue potential >$800M Strong leadership team with ALZA roots Potential to enable MDCO with broader Japanese access Developed at ALZA Underwent 36 clinical trials (including 7 Phase III trials) Pre-programmed, pre-loaded with 10 mg of fentanyl PK similar to IV infusion (40 ug per dose) Proven to have efficacy comparable to IV PCA, with attractive safety profile On-demand delivery via proprietary iontophoresis technology Only transdermal product suitable for acute post-op pain Others (e.g., Duragesic) contraindicated FDA/EMA approved 2006 for inpatient post-op pain Never launched in US due to corrosion risk; Recalled in Europe after encouraging market launch

Strategic fit Ionsys® Clinical pharmacology shows essentially bio-equivalence to IV fentanyl given every hour for 20 minutes iv Time (h) Serum fentanyl concentration (ng/mL) 1.5 1.0 0.5 0.0 0 4 8 12 16 20 24 28 32 36 40 44 48 IONSYS: 2 consecutive 40mcg doses/20 min Q1h IV fentanyl: 80mcg infusion/20 min Q1h

Strategic fit

Ionsys®

Successfully completed phase III clinical trial program

Treatment success as measured by patient global assessment of pain control (%)



Good
Excellent
38.6
35.1
33.8
43.1
50.9
32.2
35.9
46.3
50
34.9
40.2
44.1
39.1
47.1
29.9
57.6
Ionsys (n=316)
Morphine IV PCA (n=320)
Viscusi et al
Ionsys (n=395)
Morphine IV PCA (n=404)
Hartrick et al
Ionsys (n=252)
Morphine IV PCA (n=254)
Minkowitz et al
Ionsys (n=325)
Morphine IV PCA (n=335)
Grond et al

Viscusi ER, et al. JAMA. 2004;291:1333-1341
Hartrick CT et al. Reg Anesth Pain Med. 2006;31(6):546-54
Minkowitz HS et al. Pain Medicine. 2006; 8(8):657-68

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MDCO: Building the Global Leader in Acute and Intensive Care Medicine | Investor Update

December 17-18th 2012

Strategic fit

Ionsys®

Published studies demonstrate economic dominance over intravenous PCA even in the HTA-oriented European arena

Authors | presentation	Country of study	Main finding
Annemans, EFIC 2006	Belgium	€126-186 cost savings with IONSYS compared to IV PCA
Standl, EFIC 2006	France, Germany, UK	€96.40 cost for an average 1.6 day IV PCA episode based solely on consumables costs, pump costs, and staff time
Van Bellinghen, SFAI 2008	Sweden	IONSYS dominated the 1 and 2-day group and offered fewer complications at a higher cost in the 3-day group
Van den Steen, ISPOR 2008	Finland	IONSYS dominated the 1-day group and offered fewer complications at a higher cost in the 2-day and 3-day groups
Wielback, WIP 2007	Germany	€21 cost savings with IONSYS compared to IV PCA
Yfantopolous, ISPOR 2007	Greece	€40 cost savings with IONSYS compared to IV PCA

From



To


Advanced Simplicity

page 22 MDCO: Building the Global Leader in Acute and Intensive Care Medicine | Investor Update December 17-18th 2012

Strategic fit Ionsys® Original product had problems with humidity in packaging This led to corrosion of electronic contacts EMA approved product with dessicant in package FDA approved product, not launched EMA recall in September 2008 due to corrosion Separated system created PK study established bioequivalence Separated system not pursued Divested to Incline – venture backed start up in 2010 Incline Therapeutics developed the separated system Enhanced reliability preventing potential causes of failure Improves usability – e.g. displays dose delivered on LCD display No changes related to drug delivery Regulatory agreements in place PK bridging | human factors studies underway Reliability enhancements CMC comparability and stability REMS Proprietary manufacturing lines transferred 1st line up and running at DPT (NJ) 2 back up or expansion lines in storage Current Incline system Separated assembly Other enhancements Original approved system Pouch humidity Single assembly Corrosion problems

Strategic fit Ionsys® Rapid timeline to market anticipated – in all three regions US milestones PK bridging study Q2 2013 Practitioner/patient usability study Q2 2013 sNDA submission Q4 2013 CMC supplement - 4-month review Q4 2013 REMS supplement - 6-month review Q1 2014 US launch anticipated Q2 2014 EU milestones PK bridging study Q2 2013 MAA submission Q4 2013 MAA approval Q4 2014 EU launch Early 2015 Japan milestones (subject to partnership) Initiate Phase III study in Japan Q1 2014 Phase III results Q4 2014 Japan launch 2016 - 2017

Strategic fit
Ionsys®

Competitive review

	Company	Product	Description
Marketed	Cadence	Ofirmev	Stable formulation of intravenous acetaminophen
	Pacira	Exparel	Delivers post surgical pain control with reduced opioid requirement for up to 72 hours
	Cornerstone / EKR	DepoDur	Extended release epidural morphine
	PCA	Multiple opioids	
	Other Modalities	Multiple drugs	
In development	Durect	Posidur (phase III)	Releases therapeutic levels of bupivacaine, providing 72 hours of pain relief • Potential NDA submission at the end of 2012 • Hospira returned rights on April 2, 2012
	Cara	CR845 (phase II)	Highly selective for the peripheral kappa opioid receptor • Effective for treating pain of inflammatory, neuropathic and visceral origin • Phase 3 trial expected in 2013
	AcelRx	ARX01 (phase III)	Sublingual sufentanil nano-tab technology

page 25 MDCO: Building the Global Leader in Acute and Intensive Care Medicine | Investor Update December 17-18th 2012

IV OPERATING LEVERAGE

Operating leverage

MDCO is a leading hospital company – adding human talent with these deals

Unique organization – built stepwise and specifically to address the unique challenges of acute and intensive care

- Collaboration with AstraZeneca - supporting their efforts to sell Brilinta in US hospitals.
- These next two transactions provide further operating leverage – this time for our US, European, and emerging Asia-Pacific organizations built initially around Angio(ma)x and Cleviprex®
- Identical channel to Cleviprex®

Recothrom® team of ~45 representatives will augment Cleviprex sales efforts

- Proven themselves effective in the perioperative environment
- Now with the added opportunity of a broad, innovative portfolio
- Potential to become leaders in perioperative medicine, similar to our clear leadership position in the cath lab with Angiomax
- Cleviprex team of 15 has been increasingly successful in 2012

From Incline Therapeutics, we are also adding world class capability of 27 highly expert employees in engineering, clinical development, regulatory affairs and commercial activities related to post-operative analgesia

Manufacturing and logistics resources for both products are established – and efficient

- Recothrom manufacturing is outsourced by BMS who will oversee the third party manufacturing for the next 2-years during the term of our alliance.
- Ionsys® manufacturing will be done by a third party, set up by Incline Therapeutics using acquired equipment and methods.

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MDCO: Building the Global Leader in Acute and Intensive Care Medicine | Investor Update

December 17-18th 2012

V DE-RISKED STRUCTURES

De-risked structures Low development risk and structured financial arrangements reduce early exposure Transaction structures suit our cash management and cash flow plans. Sufficient cash, attractive net income growth over time and adequate future cash flows from operations to take on these deals and subsequent operational commitments and milestones. Low development risk | reasonable regulatory risk | risk sharing structure From our anticipated cash position at the end of the year of $560-565M we will pay out $300M in up-front payments upon closing these deals. $115M to BMS – including a $10M option fee | $185M to Incline Therapeutics shareholders The BMS Recothrom® deal expected to be accretive from year 1. We believe there is further upside. The Incline Therapeutics deal is expected to be modestly dilutive in 2013 as we invest in manufacturing and technical development and regulatory work to support US and European filing in 2013 and 2014 Anticipate US submission in 2013 and approval in early 2014 and European approval in 2015 Ionsys is anticipated to reach peak sales of more than $800 million per year Subsequent payments may total $205M to Incline Therapeutics shareholders. These are contingent on milestones If we enter into an exclusive out-licensing arrangement with a Japanese firm which is expected to generate significant license fees and revenues; If Ionsys® is granted marketing authorization in the United States by the FDA and in the European Union by the EMA; and If Ionsys® achieves certain sales milestones. Further financial detail is provided on our website

De-risked structures

Both assets have favorable risk profiles

Risk factors	Recothrom® - BMS	Ionsys® - Incline Therapeutics
Development	Marketed product Line extension research in process	Phase III trials completed 15 years of prior development leverage No safety/efficacy trials required PK/PD profile unchanged from original device
Regulatory	EU approval risk Line extension risk	Clear FDA sNDA submission pathway Clear EU approval pathway Anticipate near term approval Q1 2014
Market place	35% market capture in 3 years Pricing pressure Safety based value proposition	Large growing global market Encouraging EU launch in 2008 Clinical value proposition Pharmacoeconomic data
Manufacturing	Established Complex - barrier to entry	3 manufacturing lines developed 1st line assembled and producing product Total capacity for $2B (15M units)
Financial	Structured transaction - reduced up-front Exclusive back-end option to acquire Total consideration 3-3.2x revenue No increase in SG&A – adds firepower to Cleviprex®	Less than 50% upfront Multiple approval and sales based milestones Attractive valuation relative to peak potential Leverage of SG&A requirements
Human	Highly motivated former Zymogenetics team Proven perioperative sales team in place	Executive leadership Engineering/manufacturing from Alza Regulatory experience from Genentech

page 30 MDCO: Building the Global Leader in Acute and Intensive Care Medicine | Investor Update December 17-18th 2012

VI EFFECTIVELY TIMED REVENUE, CASH-FLOW AND EARNINGS DEVELOPMENT

Effectively timed revenue, cash flow and earnings development Sustainable growth anticipated Accretion | dilution Recothrom® deal is expected to be accretive to earnings in 2013 Incline Therapeutics deal is expected to be modestly dilutive for 2013-15 Combined the deals are neutral to slightly negative on a 2013 cash-flow basis Sustainable, attractive, revenue and – because these new products fit an established commercial channel – earnings growth These new products have the potential to drive immediate and long-term growth Accelerate near-term revenue growth “Fill the gap” around 2019 when Angiomax® US exclusivity is anticipated to become shared Potential for long-term exclusivity and continued growth of Ionsys beyond 2024 based on recently granted IP New products are Recothrom® and Ionsys®

VII PRINCIPLES OF INTEGRATION - MOVING FORWARD

Principles of integration Moving forward We expect to create the new merged leadership arrangements before closing Alan Levy, CEO of Incline Therapeutics will lead the Ionsys® innovation team reporting to MDCO Chief Executive Officer -- Incline team left to innovate BMS team will be merged and integrated into MDCO front line as soon as practical The combination will be reported and communicated in the context of the MDCO purpose and story We are focusing internal attention on the performance culture needed for the combined business going forward – from all three sides We will focus on the combined entity as an active champion for external stakeholders, including customers and shareholders from the beginning – just as each of the entities has been up to now We will identify the need for and undertake integration-critical learning real-time (and linked to real projects) – we will integrate where essential first

VIII SUMMARY AND IMMEDIATE STEPS